SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                             1934 (Amendment No. __)

Filed by  Registrant [ X ]
Filed by a Party other than the  Registrant  []
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12


             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                (Name of Registrant as Specified In Its Charter)

    (Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


    2) Aggregate number of securities to which transaction applies:


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


    4) Proposed maximum aggregate value of transaction:


    5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:


    2) Form, Schedule or Registration Statement No.:


    3) Filing Party:


    4) Date Filed:

             THE GABELLI CONVERTIBLE ANDINCOME SECURITIES FUND INC.

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 9, 2005

                               ------------------

To the Shareholders of
THE GABELLI CONVERTIBLE ANDINCOME SECURITIES FUND INC.

      Notice is hereby  given  that the  Annual  Meeting  of  Shareholders  (the
"Meeting") of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") will be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, on Monday, May 9, 2005 at 8:30 a.m. for the following purposes:

      1. To elect three (3) Directors of the Fund, two to be elected by the holders of the Fund's Common Stock and holders of its 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Preferred Stock"), voting together as a single class, and one to be elected by the holders of the Fund's Preferred Stock, voting as a separate class (PROPOSAL 1); and

      2.    To   consider   and  vote  upon  such   other   matters,   including
            adjournments, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 1, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN ANDDATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                             By Order of the Board of Directors,

                                             JAMES E. MCKEE
                                             SECRETARY

April 15, 2005

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2.    JOINT  ACCOUNTS:  Either  party may sign,  but the name of the party
            signing   should   conform   exactly   to  the  name  shown  in  the
            registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           REGISTRATION                                 VALID SIGNATURE
           ------------                                 ---------------

           CORPORATE ACCOUNTS

           (1) ABC Corp.                                ABC Corp.
           (2) ABC Corp.                                John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer                  John Doe
           (4) ABC Corp., Profit Sharing Plan           John Doe, Trustee

           TRUST ACCOUNTS

           (1) ABC Trust                                Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78                           Jane B. Doe

           CUSTODIAN OR ESTATE ACCOUNTS

           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA            John B. Smith
           (2) John B. Smith, Executor
               Estate of Jane Smith                     John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing your voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

             THE GABELLI CONVERTIBLE ANDINCOME SECURITIES FUND INC.

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 9, 2005

                                   ----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 9, 2005 at 8:30 a.m., at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 15, 2005.

      In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Fund's transfer agent, and affiliates of EquiServe or other representatives of the Fund also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Fund has retained The Altman Group, Inc. to assist in the solicitation of proxies for a minimum fee of $2,500 plus reimbursement of expenses. The costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE  FUND'S  MOST  RECENT  ANNUAL  REPORT,   INCLUDING  AUDITED  FINANCIAL
STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

      The close of business on March 1, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Fund has two classes of capital stock: common stock, par value $0.001 per share (the "Common Stock") and preferred stock consisting of (i) 6.00% Series B Cumulative Preferred Stock ("Series B Preferred") and (ii) Series C Auction Rate Cumulative Preferred Stock ("Series C Preferred"), each having a par value of $0.001 per share (together, the "Preferred Stock") and (together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 1, 2005, there were 11,717,040 Stock shares of Common Stock, 990,800 shares of Series B Preferred Stock and 1,000 shares of Series C Preferred Stock outstanding.

      The following persons were known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of Common Stock as of the record date:

    NAME AND ADDRESS OF                                       AMOUNT OF SHARES
    BENEFICIAL OWNER(S)               TITLE OF CLASS      AND NATURE OF OWNERSHIP    PERCENT OF CLASS
    -------------------               --------------      -----------------------    ----------------
Mario J. Gabelli and affiliates*         Common          1,323,893 (beneficial)            11.3%
One Corporate Center
Rye, NY 10580-1422

----------
* Includes 201,838 shares owned directly by Mr. Gabelli, 10,000 shares owned by a family partnership for which Mr. Gabelli serves as general partner, 17,704 shares held by custodial accounts for which Mr. Gabelli serves as Trustee and 1,094,351 shares owned by Gabelli Asset Management Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by custodial accounts and by the entities named except to the extent of his interest in such entities.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL               COMMON STOCKHOLDERS                      PREFERRED STOCKHOLDERS
--------               -------------------                      ----------------------
1.  Election of        Common and Preferred Stockholders,       Common Stockholders and Preferred
    Directors          voting together as a single class,       Stockholders, voting together as a
                       vote to elect two Directors:             single class, elect two Directors:
                       Anthonie C. van Ekris and                Anthonie C. van Ekris and
                       Salvatore J. Zizza                       Salvatore J. Zizza

                                                                Preferred Stockholders,
                                                                voting as a separate class,
                                                                vote to elect one Director:
                                                                Anthony J. Colavita

2.  Other Business     Common and Preferred Stockholders, voting together as a single class

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

              PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE FUND

NOMINEES FOR THE BOARD OF DIRECTORS

      The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Anthony J. Colavita, Anthonie C. van Ekris and Salvatore J. Zizza have each been nominated by the Board of Directors for a three year term to expire at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Directors of the Fund has served in that capacity since the June 5, 1989 organizational meeting of the Fund with the exception of (i) Mr. Colavita, who became a Director of the Fund on November 15, 1989, (ii) Mr. Zizza, who became a Director of the Fund on April 24, 1991, (iii) Mr. Pohl and Mr. van Ekris, who became Directors of the Fund on February 11, 1992 and (iv) Dr. Roeder, who became a Director of the Fund on August 15, 2001. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2008 ANNUAL MEETING OF SHAREHOLDERS
Anthony J. Colavita
Anthonie C. van Ekris
Salvatore J. Zizza

DIRECTORS SERVING UNTIL 2007 ANNUAL MEETING OF SHAREHOLDERS
Mario J. Gabelli, CFA
Karl Otto Pohl
Werner J. Roeder, MD

DIRECTORS SERVING UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
E. Val Cerutti
Dugald A. Fletcher
Anthony R. Pustorino, CPA

      Under the Fund's Articles of Amendment and Restatement, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Fund's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund's outstanding Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Amendment and Restatement, Articles Supplementary and By-Laws. The holders of the Fund's outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Mr. Colavita and Dr. Roeder are currently the Directors elected solely by the holders of the Fund's Preferred Stock. A quorum of the Preferred Stockholders must be present at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

      Set forth in the table below are the existing Directors and Nominees for election to the Board of the Fund and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

                              TERM OF                                                                                   NUMBER OF
                             OFFICE AND                                                                               PORTFOLIOS IN
NAME, POSITION(S)            LENGTH OF                                                                                FUND COMPLEX
    ADDRESS(1)                  TIME               PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS            OVERSEEN
    AND AGE                   SERVED(2)            DURING PAST FIVE YEARS                 HELD BY DIRECTOR             BY DIRECTOR
    -------                   ---------            ----------------------                 ----------------             -----------
INTERESTED DIRECTORS3:
----------------------
MARIO J. GABELLI             Since 1989***   Chairman of the Board, Chief              Director of Morgan Group              24
Director and                                 Executive Officer of Gabelli Asset        Holdings, Inc. (holding
Chief Investment Officer                     Management Inc. and Chief                 company)
Age: 62                                      Investment Officer - Value Portfolios
                                             of Gabelli Funds, LLC and
                                             GAMCO Investors, Inc.;
                                             Chairman and Chief Executive
                                             Officer of Lynch Interactive
                                             Corporation (multimedia and services)

KARL OTTO POHL               Since 1992***   Member of the Shareholder                 Director of Gabelli Asset             35
Director                                     Committee of Sal. Oppenheim Jr. &         Management Inc.; Chairman of
Age: 75                                      Cie (Zurich) (private investment bank);   InCentive Capital AG and
                                             Former President of the Deutsche          InCentive Asset Management
                                             Bundesbank and Chairman of its  AG        (Zurich);  Director of Sal.
                                             Central Bank Council (1980-1991)          Oppenheim Jr. & Cie (Zurich)
                                                                                       (private investment bank)

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------

E. VAL CERUTTI               Since 1989**    Chief Executive Officer of                Director of Lynch Corporation          7
Director                                     Cerutti Consultants, Inc.; Former         (diversified manufacturing)
Age: 65                                      President and Chief Operating Officer
                                             of Stella D'oro Biscuit Company
                                             (through 1992); Adviser to Iona College
                                             School of Business

ANTHONY J. COLAVITA4          Since 1989*    Partner in the law firm of Anthony J.                 --                        37
Director                                     Colavita, P.C.
Age: 69

DUGALD A. FLETCHER            Since 1989**   President, Fletcher & Company, Inc.;      Director of Harris and Harris          2
Director                                     Former Director and Chairman and          Group, Inc. (venture capital)
Age: 75                                      Chief Executive Officer of Binnings
                                             Building Products, Inc. (1997)

                               TERM OF                                                                                  NUMBER OF
                             OFFICE AND                                                                               PORTFOLIOS IN
NAME, POSITION(S)            LENGTH OF                                                                                FUND COMPLEX
    ADDRESS(1)                  TIME               PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS            OVERSEEN
    AND AGE                   SERVED(2)            DURING PAST FIVE YEARS                 HELD BY DIRECTOR             BY DIRECTOR
    -------                   ---------            ----------------------                 ----------------             -----------

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------

ANTHONY R. PUSTORINO         Since 1989**    Certified Public Accountant;              Director of Lynch Corporation         17
Director                                     Professor Emeritus, Pace University       (diversified manufacturing)
Age: 79

WERNER J. ROEDER, MD(4)      Since 2001***   Medical Director of Lawrence                             --                     26
Director                                     Hospital and practicing
Age: 64                                      private physician

ANTHONIE C. VAN EKRIS        Since 1992*     Chairman of BALMAC                        Director of Aurado Energy             21
Director                                     International, Inc. (commodities          Inc. (oil & gas operations)
Age: 70                                      and futures trading)

SALVATORE J. ZIZZA           Since 1991*     Chairman of Hallmark Electrical           Director of Hollis Eden               25
Director                                     Supplies Corp.                            Pharmaceutical and
Age: 59                                                                                Earl Scheib, Inc.
                                                                                       (automotive services)

                                 TERM OF
                               OFFICE AND
NAME, POSITION(S)               LENGTH OF
    ADDRESS(1)                     TIME            PRINCIPAL OCCUPATION(S)
    AND AGE                      SERVED(2)        DURING PAST FIVE YEARS
    -------                      ---------        ----------------------
OFFICERS:
---------

BRUCE N. ALPERT              Since 2003      Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President and Treasurer                      since 1988; Director and President of Gabelli Advisers, Inc. since 1998; Officer of
Age: 53                                      all the registered investment companies in the Gabelli fund complex.

PETER D. GOLDSTEIN           Since 2004      Director of Regulatory Affairs for Gabelli Asset Management Inc. since 2004;
Chief Compliance Officer                     Chief Compliance Officer of all the registered investment companies in the
Age: 51                                      Gabelli fund complex; Vice President of Goldman Sachs Asset Management from
                                             2000-2004; Deputy General Counsel of Gabelli Asset Management Inc. from
                                             1998-2000.

LAURISSA M. MARTIRE          Since 2004      Vice President of The Gabelli Global Multimedia Trust Inc. since 2004; Assistant
Vice President and Ombudsman                 Vice President of GAMCO Investors, Inc. since 2003; Sales
Age: 28                                      Assistant for GAMCO Investors, Inc. prior to 2003.

JAMES E. MCKEE               Since 1995      Vice President, General Counsel and Secretary of Gabelli Asset Management
Secretary                                    Inc. since 1999 and GAMCO Investors, Inc. since 1993; Secretary of all the
Age: 41                                      registered investment companies advised by Gabelli Advisers, Inc. and Gabelli
Funds, LLC.

----------
(1)   Address:One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

      * Nominee to serve, if elected, until the Fund's 2008 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

      ** Term continues until the Fund's 2006 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

      *** Term continues until the Fund's 2007 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Messrs. Gabelli and Pohl are each considered an "interested person" of the Fund because of their affiliation with Gabelli Funds, LLC, which acts as the Fund's investment adviser, as officers or directors of other Gabelli Funds or an affiliated entity (and in the case of Mr. Gabelli, as a controlling shareholder).

(4)   As a  Director,  elected  solely by the  holders of the  Fund's  Preferred
      Stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

      Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee for election as Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director and Nominee for election as Director.

   NAME OF DIRECTOR/NOMINEE           DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD                      SECURITIES HELD
                                          IN THE FUND*(1)                   IN FUND COMPLEX*(1)(2)
INTERESTED DIRECTORS:
---------------------

Mario J. Gabelli                                 E                                     E

Karl Otto Pohl                                   A                                     A

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------

E. Val Cerutti**                                 E                                     E

Anthony J. Colavita**                            E                                     E

Dugald A. Fletcher                               E                                     E

Anthony R. Pustorino**                           D                                     E

Werner J. Roeder, MD                             A                                     E

Anthonie C. van Ekris**                          C                                     E

Salvatore J. Zizza                               E                                     E

----------
*    Key to Dollar Ranges
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   Over $100,000

All shares were valued as of December 31, 2004.

** Messrs. Cerutti, Colavita and Pustorino each beneficially own less than 1% of the common stock of Lynch Corporation, each having a value of $14,500 as of December 31, 2004. Mr. van Ekris beneficially owns less than 1% of the common stock of (i) Lynch Corporation having a value of $17,500 as of December 31, 2004 and (ii) Lynch Interactive Corporation having a value of $76,800 as of December 31, 2004. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1) This information has been furnished by each Director and Nominee for election as Director as of December 31, 2004. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The "Fund Complex" includes all Funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

      Set forth in the table below is the amount of shares beneficially owned by each Director and Officer of the Fund.

                                              AMOUNT AND NATURE OF                 PERCENT OF SHARES
NAME OF DIRECTOR OR EXECUTIVE OFFICER       BENEFICIAL OWNERSHIP (1)                OUTSTANDING(2)
-------------------------------------       ------------------------                --------------
INTERESTED DIRECTORS:
---------------------
     Mario J. Gabelli                            1,323,893 (3)                           11.3%
                                           4,200 Series B Preferred (3)                     *
     Karl Otto Pohl                                    0                                    *
NON-INTERESTED DIRECTORS:
-------------------------
     E. Val Cerutti                                    0                                    *
                                           4,600 Series B Preferred                         *
     Anthony J. Colavita                          43,378 (4)                                *
                                           400 Series B Preferred (4)                       *
     Dugald A. Fletcher                             13,998                                  *
                                           1,000 Series B Preferred                         *
     Anthony R. Pustorino                          6,452 (5)                                *
                                           1,000 Series B Preferred                         *
     Werner J. Roeder, MD                           30,950                                  *
     Anthonie C. van Ekris                           4,826                                  *
     Salvatore J. Zizza                           39,529 (6)                                *

(1) This information has been furnished by each Director and Officer as of December 31, 2004. "Beneficial Ownership" is determined in accordance with
      Section 16a-1(a)(2) of the 1934 Act. Reflects ownership of common shares unless otherwise noted.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.

(3) Includes 201,838 shares owned directly by Mr. Gabelli, 10,000 shares owned by a family partnership for which Mr. Gabelli serves as general partner, 17,704 shares held by custodial accounts for which Mr. Gabelli serves as Trustee and 1,094,351 shares owned by Gabelli Asset Management Inc. or its affiliates. Includes 4,200 Series B Preferred Shares owned by Gabelli Asset Management Inc. Mr. Gabelli disclaims beneficial ownership of the shares held by custodial accounts and by the entities named except to the extent of his interest in such entities.

(4) Includes 32,032 common shares owned by Mr. Colavita's spouse and 308 common shares owned by his son. Includes 400 Series B Preferred Shares owned by Mr. Colavita's spouse.

(5)   Includes 3,109 common shares owned by Mr. Pustorino's spouse.

(6)   Includes 24,590 common shares owned by Mr. Zizza's sons.

      The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $5,000 per year plus $750 per meeting attended in person and $500 per telephonic meeting or Committee meeting, together with the Director's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, effective in 2004, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Directors during the year ended December 31, 2004 amounted to $68,000. During the year ended December 31, 2004, the Directors of the Fund met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT

      The role of the Fund's Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Directors on February 16, 2005.

      Pursuant to the Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

      In performing its oversight function, at a meeting held on February 11, 2005, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers LLP the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2004, and discussed the audit of such financial statements with the independent registered public accounting firm.

      In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

      As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independ ent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2004.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

      Anthony R. Pustorino, Chairman
      Anthony J. Colavita
      Salvatore J. Zizza

      February 16, 2005

      The Audit Committee met twice during the fiscal year ended December 31, 2004. The Audit Committee is composed of three of the Fund's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards (the "NYSE Listing Standards")) Directors, namely Messrs. Colavita, Pustorino, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate.

NOMINATING COMMITTEE

      The Board of Directors has a Nominating Committee composed of three independent (as such term is defined by the NYSE Listing Standards) Directors, namely, Messrs. Colavita, Roeder and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2004. The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

      o The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

      o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Fund and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

      o If requested by the Nominating Committee, a completed and signed directors' questionnaire.

      The shareholder recommendation and information described above must be sent to James E. McKee, the Fund's Secretary, c/o Gabelli Funds, LLC, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

      The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Nominating Committee also seeks to have the Board of Directors represent a diversity of backgrounds and experience.

      The Fund's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter can be found on the Fund's website at www.gabelli.com.

OTHER BOARD-RELATED MATTERS

      The Board of Directors has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

RECEIPT OF COMMUNICATIONS

      Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at One Corporate Center, Rye NY, 10580-1422. To communicate with the Board electronically, shareholders may send an e-mail to gabellifundsboard@gabelli.com.

FORWARDING THE COMMUNICATIONS

      All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

      The Fund does not expect Directors or Nominees for election as Director to attend the Annual Meeting of Shareholders.

      The following table sets forth certain information regarding the compensation of the Fund's Directors and officers for the fiscal year ended December 31, 2004. Ms. Martire is employed by the Fund and is not employed by the Adviser (although she may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

                                                                             AGGREGATE COMPENSATION FROM
                                             AGGREGATE COMPENSATION           THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION                       FROM THE FUND             PAID TO DIRECTORS AND OFFICERS*
---------------------------                       -------------             -------------------------------
INTERESTED DIRECTORS:
---------------------

MARIO J. GABELLI                                  $0                               $0        (24)
Chairman of the Board and
Chief Investment Officer

KARL OTTO POHL                                    $0                               $5,085   (34)
Director

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------

E. VAL CERUTTI                                    $8,500                           $28,875   (7)
Director

ANTHONY J. COLAVITA                               $12,000                          $216,835 (36)
Director

DUGALD A. FLETCHER                                $8,500                           $17,000   (2)
Director

ANTHONY R. PUSTORINO                              $12,500                          $150,000 (17)
Director

WERNER J. ROEDER, MD                              $8,000                           $109,750 (26)
Director

ANTHONIE C. VAN EKRIS                             $8,500                           $103,375 (20)
Director

SALVATORE J. ZIZZA                                $10,000                          $137,179 (24)
Director

OFFICERS:

PETER W. LATARTARA**                              $86,485                          $142,744  (3)
Vice President

----------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2004 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

** Mr. Latartara resigned as an officer and employee of the Fund effective as of October 27, 2004.

REQUIRED VOTE

      The election of each of the listed Nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON ANDPREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ending December 31, 2005. PricewaterhouseCoopers acted as the Fund's independent registered public accounting firm for the fiscal year ended December 31, 2004. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

      Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for each of the Fund's fiscal years ended December 31, 2003 and 2004, respectively.

         FISCAL YEAR ENDED                          AUDIT-RELATED                            ALL
           DECEMBER 31         AUDIT FEES*             FEES**          TAX FEES***        OTHER FEES
           -----------         -----------             ------          -----------        ----------
               2003              $61,816               $3,500           $2,450                --
               2004              $34,015               $7,700           $2,550                --

----------
* Includes non-recurring fees billed by PricewaterhouseCoopers to the Fund in connection with the initial offering of each series of Preferred Stock of the Fund.

**    "Audit-Related   Fees"   are   those   fees   billed   to  the   Fund   by
      PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc. and Fitch Ratings.

*** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

      The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engage-ment to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related and tax services described above for which PricewaterhouseCoopersbilled the Fund fees for the fiscal years ended December 31, 2003 and December 31, 2004 were pre-approved by the Audit Committee.

      For The Fund's fiscal year ended December 31, 2004, PricewaterhouseCoopershas represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Fund's Adviser or any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's officers and Directors, officers and directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the calendar year ended December 31, 2004, the Fund believes that during the year such persons complied with all such applicable filing requirements, except for one late Form 4 filing on behalf of Mr. Gabelli.

BROKER NON-VOTES AND ABSTENTIONS

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

      The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Director. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

      Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated June 30, 2005.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying Proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

      All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2006, must be received by the Fund for consideration for inclusion in the Fund's Proxy Statement and proxy relating to that meeting no later than December 16, 2005. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

COMMON        THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.     COMMON

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-----------------------------------
-----------------------------------
-----------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------
-----------------------------------
-----------------------------------


COMMON        THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.     COMMON

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

-----------------------------------
-----------------------------------
-----------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------
-----------------------------------
-----------------------------------

                                                                            3552
X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect two (2) Directors of the Fund:
(01) ANTHONIE C. VAN EKRIS
(02) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

-----------------------------------
   THE GABELLI CONVERTIBLE AND
    INCOME SECURITIES FUND INC.
-----------------------------------
      COMMON SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:---------------- Date:--------- Co-owner:------------- Date:----------

                                                                            3552
X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect two (2) Directors of the Fund:
(01) ANTHONIE C. VAN EKRIS
(02) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

-----------------------------------
   THE GABELLI CONVERTIBLE AND
    INCOME SECURITIES FUND INC.
-----------------------------------
      COMMON SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:---------------- Date:--------- Co-owner:------------- Date:----------

SERIES B      THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.   SERIES B
PREFERRED                                                              PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

------------------------------------
------------------------------------
------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------
------------------------------------
------------------------------------

SERIES B      THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.   SERIES B
PREFERRED                                                              PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

------------------------------------
------------------------------------
------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------
------------------------------------
------------------------------------

                                                                            3483
X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect three (3) Directors of the Fund:
(01) ANTHONY J. COLAVITA
(02) ANTHONIE C. VAN EKRIS
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

-----------------------------------
   THE GABELLI CONVERTIBLE AND
   INCOME SECURITIES FUND INC.
-----------------------------------
  SERIES B PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:------------ Date:---------- Co-owner:------------- Date:-------------


                                                                            3483
X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect three (3) Directors of the Fund:
(01) ANTHONY J. COLAVITA
(02) ANTHONIE C. VAN EKRIS
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

-----------------------------------
   THE GABELLI CONVERTIBLE AND
   INCOME SECURITIES FUND INC.
-----------------------------------
  SERIES B PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:------------ Date:---------- Co-owner:------------- Date:-------------

SERIES C      THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.   SERIES C
PREFERRED                                                              PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

------------------------------------
------------------------------------
------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------
------------------------------------
------------------------------------

SERIES C      THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.   SERIES C
PREFERRED                                                              PREFERRED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Round Hill Room, Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 on Monday, May 9, 2005 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

------------------------------------
------------------------------------
------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------
------------------------------------
------------------------------------

                                                                            3483
X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect three (3) Directors of the Fund:
(01) ANTHONY J. COLAVITA
(02) ANTHONIE C. VAN EKRIS
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

-----------------------------------
    THE GABELLI CONVERTIBLE AND
     INCOME SECURITIES FUND INC.
-----------------------------------
   SERIES C PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:-------------- Date:----------- Co-owner:------------ Date:-----------


                                                                            3483
X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

1. To elect three (3) Directors of the Fund:
(01) ANTHONY J. COLAVITA
(02) ANTHONIE C. VAN EKRIS
(03) SALVATORE J. ZIZZA

For All
Nominees

Withhold

For All
Except
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

-----------------------------------
    THE GABELLI CONVERTIBLE AND
     INCOME SECURITIES FUND INC.
-----------------------------------
   SERIES C PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this proxy.

Signature:-------------- Date:----------- Co-owner:------------ Date:-----------